MFS(R) MONEY MARKET FUND

                      Supplement to the Current Prospectus

Effective immediately, the third paragraph of "How to Exchange Shares" in
Section VI ("How to Purchase, Exchange and Redeem Shares") in the fund's prospectus, is hereby restated as follows:

VI   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

>>   How to Exchange Shares

     (third paragraph)

     Shares otherwise subject to a contingent deferred sales charge ("CDSC") will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. In addition, shares of the MFS Money Market Fund previously acquired through an exchange from class I or R shares of an MFS Fund may be exchanged for class I or R shares, respectively, of any of the other MFS Funds at net asset value.

                 The date of this Supplement is August 1, 2003.

El presente suplemento tambien se encuentran disponibles en espanol. Solicite ejemplares a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancies entre las versiones en ingles y en espanol, se considerara valida la version en ingles.